Exhibit 10-2

                    EQUIPMENT LEASE AGREEMENT


          THIS AGREEMENT made and entered into this 22nd day of April, 2003, by and between Lone Moose Adventures, with offices at 1438 East 8850 South, Sandy, Utah 84093 ('Lessor') and Two Cliffs, LC, a Utah corporation, with offices at 8679 South Highland Dr., Sandy, Utah 84093 ('Lessee').

          Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the following described personal property (hereinafter the "Equipment") upon the following terms and conditions:


QTY.  SERIAL          EQUIPMENT         SUPPLIER NAME
      NUMBER         DESCRIPTION         AND ADDRESS    LOCATION

                    See attached Schedule "A"


The Equipment will at all times during the term of this lease be located at the address set forth on Exhibit A attached hereto.


                  TERMS AND CONDITIONS OF LEASE

          1. Lease Term and Payment. Lessee shall pay to Lessor at its offices in Salt Lake City, Utah or at such other place as Lessor may designate in writing the following rental payment:

          Commencement Date:       April 22, 2003
          Lease Term:              60 months
          Monthly Rental Payment:  $380.64
          Sales Tax:
          Total Monthly            $380.64
          Rental Payment:


          2. No Warranties by Lessor. Lessor makes no warranties express or implied as to any matter whatsoever including the condition of the equipment, its merchantability, fitness for any particular purpose, and, as to Lessor, Lessee leases Equipment in an "As Is" condition.

          3. Claims Against Supplier. If Equipment is not properly installed, does not operate as represented or warranted by Supplier or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Supplier and shall, nevertheless pay Lessor all rent payable under this lease. Lessor will include as a condition of its purchase order, that Supplier agree that all warranties, agreements and representations, if any, which may be made by Supplier to Lessor may be enforced by Lessee in its own name. Lessor hereby agrees to assign to Lessee, and does hereby assign, solely for the purpose of making and prosecuting any said claim, all of the rights, which Lessor has against Supplier for breach of warranty or other representation respecting the Equipment.


          4. Supplier Not an Agent. Lessee understands and agrees that neither Supplier, nor any salesman or other agent of Supplier is an agent of Lessor, and that Lessor is not an agent of Supplier. No salesmen or agent of Supplier is authorized to waive or alter any term or condition of this lease, and no representation as to Equipment or any other matter by Supplier shall in any way affect Lessee's duty to pay the rent, and perform its other obligations as set forth in this lease.

          5. Ordering Equipment. Lessee hereby requests Lessor to supply or purchase the Equipment and Lessor agrees to supply or purchase the Equipment as selected by Lessee. Lessor agrees to arrange for delivery of the Equipment so that it can be accepted on or before the commencement date of this lease as set forth in paragraph 1 above. Lessee hereby authorizes Lessor to insert in this lease the commencement date, identification numbers and other descriptive data for the Equipment.

          6. Entire Agreement. This lease correctly sets forth the entire lease agreement between Lessor and Lessee, and no agreement or understanding claimed by either party hereto shall be binding unless specifically set forth herein. The term 'Lessee' as used herein shall mean and include any and all Lessees who sign hereunder, each of whom shall be jointly and severally bound hereby.


          7. Declaration of Business Purpose. Lessee hereby warrants and represents that the Equipment will be used for business purposes, and not for personal, family, household or agricultural purposes. Lessee acknowledges that Lessor has relied upon this representation in entering into this lease.

          8. Lessee's Statement. Upon the execution of this lease and the delivery of Equipment, Lessee shall be obligated to perform in accordance with the terms hereof, including the payment of the rent prescribed herein. Lessee acknowledges and agrees that time is of the essence hereof.

          9. Renewal. In the event Lessee fails to return Equipment in accordance with paragraph 12 hereof, at Lessor's exclusive option, this lease may be continued on a month to month basis until thirty (30) days after Lessee returns Equipment to Lessor. In the event this lease is so continued, Lessee shall pay Lessor rental in the same periodic amounts as indicated in paragraph 1 above.

          10. Location; Lessor's Inspection; Labels. Equipment shall be delivered and thereafter kept at the location specified above, or, if none is specified, at Lessee's address set forth above and shall not be removed therefrom without Lessor's prior written consent. Lessor shall have the right to inspect Equipment at any reasonable time. If Lessor supplies Lessee with labels stating that Equipment is owned by Lessor, Lessee shall affix and keep same in a prominent place on each item of Equipment.

          11. Repairs; Use; Alterations. Lessee, at its expense, shall keep Equipment in good working condition and repair and furnish all labor, parts, mechanisms and devices required therefor. Lessee shall use Equipment in a careful and lawful manner. Lessee shall not make any alterations, additions or improvements to Equipment without Lessor's prior written consent. All additions and improvements made to Equipment shall belong to Lessor and shall not be removed without Lessor's prior written consent.

          12. Surrender. At the expiration of this lease or upon demand by Lessor made pursuant to paragraph 20 hereof, Lessee, at its expense, shall return Equipment in good working condition and repair, by delivering it packed and ready for shipment, to such place or on board such carrier as Lessor may specify.

          13. Loss or Damage. Lessee shall bear the entire risk of loss, theft, destruction or damage of Equipment or any item thereof (herein "Loss or Damage") from any cause whatsoever. No Loss or Damage shall relieve Lessee of the obligation to pay rent or any other obligation under this lease. In the event of Loss or Damage, Lessee, at the option of Lessor, shall:

          (a)  Place the same in good condition and repair;

          (b) Replace the same with like equipment in good condition and repair with clear title thereto in Lessor; or

          (c)  Pay to Lessor the total of the following amounts:

               (i) the total rent due and owing at the time of such payment, plus

               (ii) the present value of all rent and other amounts payable by Lessee with respect to said item from date of such payment to date of expiration of the then current term of this lease, plus

               (iii) the value of said item, which shall be equal to not less than ten (10%) percent purchase price of said item. Upon Lessor's receipt of such payment, Lessee and or Lessee's insurer shall be entitled to Lessor's interest in said item, for salvage purposes, in its then condition and location, as is, without warranty, express or implied.

          14. Insurance. Lessee shall provide, maintain and pay all premiums for:

          (a) insurance against loss, theft, destruction or damage of Equipment in an amount not less than the full replacement value thereof, with loss payable to Lessor, and

          (b) public liability insurance in an amount satisfactory to Lessor, in the joint names of Lessor and Lessee.

All insurance shall be with companies and in form satisfactory to Lessor, and Lessee shall deliver the policies of insurance to Lessor.

          15. Liens; Taxes. Lessee shall keep Equipment free and clear of all levies, liens and encumbrances, including but not limited to personal property assessments. Further, Lessee shall:

          (a) make and file all declarations and returns in connection with all charges and taxes, local, state and federal, which may now or hereafter be imposed upon or measured by the ownership leasing, rental, sale purchase, possession or use of Equipment, excluding however all taxes on or measured by Lessor's net income,

          (b) pay all such charges and taxes, and

          (c) submit written proof to Lessor upon request of Lessor, of having done so.

          16. Lessor's Payment. If Lessee fails to procure or maintain said insurance, or to discharge said levies, liens and encumbrances or to pay said charges and taxes, Lessor shall have the right, but shall not be obligated, to obtain such insurance, effect such discharge, or pay such charges and taxes. In that event, Lessee shall repay to Lessor the cost thereof, plus interest thereon at 18% per annum, with the next payment of rent.

          17. Indemnity. Lessee shall indemnify Lessor against, and hold Lessor harmless from, any and all claims, actions, proceedings, expenses, damages and liabilities, including attorney's fees, arising in connection with Equipment including, without limitation, its selection, purchase, manufacture, delivery, possession, use, operation or return, and the recovery of claims under insurance policies on Equipment.

          18. Assignment. Without Lessor's prior written consent, Lessee shall not assign, transfer, pledge, hypothecate or otherwise dispose of this lease, Equipment, or any interest therein, or by sublet or lend Equipment or permit it to be used by anyone other than Lessee or Lessee's employees.

          19. Service Charge and Interest. If Lessee fails to pay when due any rent or other amount required herein to be paid to Lessor, Lessee shall pay to Lessor a service charge of five percent (5%) of each installment or part thereof for which said rent or other amount shall be delinquent, or $2.50, whichever is greater, plus interest on such delinquent rent or other amount from the due date thereof until paid at the rate of 18% per annum.

          20.  Default.

          (a) If Lessee fails to pay when due any rent or other amount required herein to be paid by Lessee, or if Lessee fails to perform any other provision hereof within ten (10) days after Lessor shall have demanded in writing performance thereof, or if for any reason Lessee makes a bulk transfer of Equipment or inventory or otherwise converts to any one or any notice of seizure by any taxing agency, or if a petition is filed by or against Lessee under the Bankruptcy Act or if Lessee has breached any other lease or agreement between Lessee and Lessor, Lessor shall have the right to exercise any one or more of the following remedies:

               (i) Lessor may recover from Lessee all rents and other amounts then due and as they shall thereafter become due hereunder.

               (ii) Lessor may take possession of any or all items of Equipment, wherever same may be located, without demand or notice, without any court order or other process of law and without liability to Lessor for any damages occasioned by such taking of possession. Any such taking of possession shall not constitute a termination of this lease.

               (iii) Lessor may immediately recover from Lessee, with respect to any and all items of Equipment, and with or without repossessing Equipment, the accelerated and total sum of all rent and other amounts due and to become due; provided, however, that upon repossession or surrender of Equipment, Lessor may sell or otherwise dispose of Equipment, with or without notice and on public or private bid, and apply the net proceeds thereof, after deducting all expenses, including attorney's fees, incurred in connection therewith, as required by law or in equity.

               (iv) Lessor may pursue any other remedy at law or in equity.

          (b) A lease termination hereunder shall occur only upon written notice by Lessor to Lessee and only with respect to such item or items of Equipment as Lessor specifically elects to terminate in such notice, and upon such terms as are acceptable to Lessor. Except as to such item or items with respect to which there is a termination, this lease shall continue in full force and effect and Lessee shall be obligated to perform all acts and to pay all rent and other amounts required under this lease.

          (c) No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein or by law or equity provided or permitted; but each shall be cumulative of every other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise and may be entered concurrently therewith or from time to time.

          21. Lessor's Expenses. Lessee shall pay Lessor all costs and expenses including reasonable attorneys' fees, the fees of collection agencies, and other expenses such as telephone and telegraph charges, incurred by Lessor in enforcing any of the terms, conditions or provisions hereof, whether incurred before or after judgment.

          22. Ownership Personal Property. Equipment is, and shall at all times remain, the property of Lessor, subject to any security interest created by Lessor in favor of any other party which security interest shall be subject to this lease and shall be consistent with the terms hereof, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this lease. Equipment is, and shall at all times be and remain, personal property notwithstanding that Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to real property or any building thereon.

          23. Notices. Service of all written notices under this lease shall be sufficient if given personally or mailed to the party involved at its respective address set forth above, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

          24. Filing or Recording. The parties hereto do not intend this lease to be and it is not a conditional sales contract, chattel mortgage or security agreement within the meaning of any statute requiring filing or recordation thereof or of any notice or statement with respect thereto. Nevertheless, this lease may be so filed of record to give notice to interested parties. Lessee hereby gives Lessor authority to execute and complete any such notices, including financing statements filed pursuant to the Uniform Commercial Code, in behalf of and as agent for Lessee for said purposes.

          25. Modification. This Lease constitutes the entire agreement between Lessor and Lessee, and supercedes all previous representations, negotiations or conversations between the parties and can only be changed, altered and modified except as expressly stated herein by a written and signed document by both Lessor and Lessee.

          26. Option to Purchase. If at the end of the term of this Lease, Lessee has complied with all the terms hereof, then Lessee shall at its option have the right to purchase the Equipment for the sum of Thirty-two Hundred dollars ($3,200.00). Lessee shall notify Lessor in writing no later than thirty (30) days prior to the expiration of the lease term of its intention to exercise this option to purchase and shall make payment pursuant to the exercise of this option on the expiration of the lease term.

          27. Miscellaneous. No provision of this lease can be waived except by the written consent of Lessor. Lessee shall provide Lessor with such corporate resolutions, opinions of counsel, financial statements and other documents as Lessor shall request from time to time. If more than one Lessee is named in this lease, the liability of each shall be joint and several. If Lessor so requests, Lessee shall execute such document as Lessor shall require for filing or recording. The paragraph titles are intended solely for the convenience of the parties hereto. This lease shall be governed by the laws of the State of Utah.


                         LESSOR: /s/Christopher B. Glover
                                -------------------------

                                   By:Lone Moose Adventures, Inc.
                                   Its: President


                         LESSEE:/s/Christopher B. Glover
                                ------------------------

                                   By: Two Cliffs, LC

                                   Its:Manager

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                           Attachment A

     Serial Number            Equipment Diescription

1.  3502T48886           2002 Schwinn Evolution SR
2.  3502T48930           2002 Schwinn Evolution SR
3.  3502T48912           2002 Schwinn Evolution SR
4.  3502T48906           2002 Schwinn Evolution SR
5.  3502T48857           2002 Schwinn Evolution SR
6.  3502T48889           2002 Schwinn Evolution SR
7.  3502T48969           2002 Schwinn Evolution SR
8.  3502T48884           2002 Schwinn Evolution SR
9.  3502T48934           2002 Schwinn Evolution SR
10. 3502T48966           2002 Schwinn Evolution SR
11. 3502T48911           2002 Schwinn Evolution SR
12. 3502T48808           2002 Schwinn Evolution SR
13. 3502T48806           2002 Schwinn Evolution SR
14. 3502T48964           2002 Schwinn Evolution SR
15. 3502T48909           2002 Schwinn Evolution SR
16. 3502T48955           2002 Schwinn Evolution SR
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